Projected Benefit Obligation, Accumulated Benefit Obligation and Fair Value of Plan Assets for which the Accumulated Benefit Obligations Exceed Plan Assets (Detail) In Millions	Mar. 31, 2011 USD ($)	Mar. 31, 2011 JPY (¥)	Mar. 31, 2010 JPY (¥)
Schedule of Pension and Other Postretirment Plan Assets by Fair Value [Line Items]
Projected benefit obligation	$ 6,014	¥ 500,046	¥ 508,501
Accumulated benefit obligation	5,449	453,111	452,019
Fair value of plan assets	$ 870	¥ 72,359	¥ 65,905